Equity	12 Months Ended
Dec. 31, 2021
Equity
Equity
20 Equity

Share capital

Ordinary share capital is classified as share capital.

Share premium

Share premium is the excess of the amount received by the Company over and above the nominal value of its shares issued. Incremental costs directly attributable to the issue of new shares are shown in shareholders’ equity as a deduction, net of tax, from the proceeds and are presented as share premium.

Authorised share capital

The authorised share capital is the maximum capital that the Company can issue under the terms of the Company’s articles of association.

Treasury shares
Where the Company purchases its own equity instruments, for example as the result of a share buy-back or a share-based payment plan, the consideration paid, including any directly attributable incremental costs (net of income taxes), is deducted from equity attributable to the owners of the Company as treasury shares until the shares are cancelled or reissued.

The Company’s authorised share capital as at 31 December 2021 amounted to €16 million (2020: €16 million, 2019: €7 million), divided into 400,000,000 shares with a nominal value of €0.04 each.

Share capital

The Company had issued 211,932,766 shares at nominal value €0.04 each, amounting to an issued share capital of €8 million as at 31 December 2021 (31 December 2020: 148,758,803 ordinary shares at nominal value €0.04 each, amounting to an issued share capital of €6 million, 31 December 2019: 61,206,450 ordinary shares at nominal value €0.04 each, amounting to an issued share capital of €2 million). All shares have been issued and paid-in.

	2021	2020	2019
Opening balance	148,758,803	61,206,450	43,218,234
Issued during the year:
Issuances in connection with acquisitions	62,798,005	82,845,346	9,500,000
Capital raise in form of accelerated bookbuilding	-	4,600,000	8,350,000
Issuances upon vesting or exercise under share (option) plans	375,958	107,007	138,216
Closing balance	211,932,766	148,758,803	61,206,450

The 62.8 million ordinary shares issued during the year relate to the Grubhub Acquisition (2020: 82.8 million ordinary shares in relation to the Just Eat Acquisition and 4.6 million ordinary shares with a total issuance cost of €400 million in relation to the accelerated bookbuild, 2019: 17.97 million ordinary shares in relation to the acquisition of Delivery Hero). During the year, the Company has issued a total of 1,000,000 shares (2020: nil, 2019: nil) with a nominal value of €0.04 each to be held by Stichting Administratiekantoor Takeaway.com (“STAK”) to fulfil potential future obligations under various share-based payment plans (refer to Note 6 for more details on each of these plans). Of those shares issued, 688,434 shares are still held by the STAK as at 31 December 2021 (31 December 2020: nil, 2019: nil).

Preference share capital

The Company had no outstanding preference shares as at 31 December 2021, 31 December 2020 and 31 December 2019.

Termination of call option cumulative preference shares

As at 31 December 2019, the Company had granted a call option to purchase cumulative preference shares to Stichting Continuiteit Takeaway.com for an indefinite period. In 2020, the Company terminated its defensive foundation structure through Stichting Continuiteit Takeaway.com. The termination took place as per 3 February 2020, the date on which the Company's issued share capital was admitted to the premium segment of the UK Official List and to trading on the London Stock Exchange. Stichting Continuiteit Takeaway.com was liquidated in 2021.

Share premium

The share premium reserve amounted to €13,450 million as at 31 December 2021 (2020: €8,801 million, 2019: €1,324 million). The movement is due to the issuance of shares related to the Grubhub acquisition and the payment of an exercise price above the nominal value of the shares upon exercise of share options, when applicable.

Equity-settled share-based payments reserve

The equity-settled share-based payments reserve relates to shares and share options granted by the Company to each of the Managing Directors under the LTIPs and STIs as well as the share-based payment plans in place for employees (refer to Note 6 for more details on each of these plans). Each share option can be converted into one share of the Company upon exercise. No amounts are paid or payable to the Company by the participants for the vesting of shares. Upon exercise of vested share options, the exercise price related to the share options must be paid by the participant. The share options, vested or unvested, carry neither rights to dividends nor voting rights. Share options may be exercised at any time from the dates of vesting to the dates of their expiry, subject to the Company’s insider dealing rules.

The cash flows related to the shares and share options are included in the proceeds from issue of ordinary shares for €4 million (2020: €1 million, 2019: €0 million).

Equity component of convertible bonds

The equity component of convertible bonds reserve amounted to €198 million as at 31 December 2021 (2020: €74 million, 2019: €23 million) and relates to the conversion option, net of tax, included in the convertible bonds. Reference is made to Note 22 for the disclosure on the convertible bonds.

Fair value through OCI reserve

The fair value through OCI reserve amounted to nil as at 31 December 2021 (2020: €323 million, 2019: nil). The €323 million related to the fair value gain recognised in 2020 for Just Eat Takeaway.com’s investment in Just Eat prior to obtaining control (reference is made to Note 11 Business combinations) was reclassified within equity to accumulated deficits in 2021. Between the date that the Just Eat Acquisition was declared wholly unconditional and the acquisition (“control”) date, Just Eat Takeaway.com elected to irrevocably account for its investment in Just Eat as an equity investment at fair value through OCI.

Foreign currency translation reserve

The foreign currency translation reserve comprises foreign currency translation differences arising from the translation of assets and liabilities of foreign operations and from translation of goodwill arising on the acquisition of a foreign operation and any fair value adjustments to the carrying amounts of assets and liabilities arising on the acquisition of foreign operation. When a foreign operation is sold, exchange differences recorded in shareholders’ equity prior to the sale are reclassified from shareholders’ equity to profit or loss as part of the gain or loss on divestment. This reserve is not available for distribution and is classified as a legal reserve under Dutch law.

Accumulated deficits

Accumulated deficits are related to past net losses allocated to shareholders’ equity. According to article 10.1 of the Company’s articles of association, the Company’s result is freely at the disposal of the shareholders, provided that total shareholders’ equity exceeds the called-up and paid-up capital of the Company, increased by legal and statutory reserves. In accordance with article 10.1.8 of the Company’s articles of association, the Management Board is authorised to determine the allocation of a deficit to be included in the financial statements. Our articles of association can be found on our corporate website.

The Management Board has determined that the net loss of 2021 amounting to €1,016 million (2020: €170 million, 2019: €121 million) has been accounted for in accumulated deficits.